Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
17. Income Taxes
Navigator Holdings Ltd and its vessel owning subsidiaries are incorporated in the Marshall Islands and under the laws of the Marshall Islands are not subject to tax on income or capital gains and no Marshall Islands withholding tax will be imposed on dividends paid by the Company to its stockholders.
However, the Company’s UK, Polish and Singaporean subsidiaries and Maltese VIE (please read Note 9 (Variable Interest Entities) to our consolidated financial statements) are subject to local taxes.

	2017 (in thousands)	2018 (in thousands)	2019 (in thousands)
Net Income/(loss)	$5,310	$(5,739)	$(16,607)
Tax expense at statutory rate	$—	$—	$—

Total statutory tax charge	$—	$—	$—
Tax charge in UK subsidiaries	$221	$254	$199
Tax credit in Polish subsidiary	$(130)	$(147)	$(65)
Tax charge in Singapore subsidiary	$306	$226	$213
Tax charge in Maltese VIE (note 9)	$—	$—	$5

Total Tax charge	$397	$333	$352

The total of all deferred tax assets included in our balance sheet as at 31 December, 2019 is $458,000 and the total of all deferred tax liabilities is $26,000. We have income tax carry forwards relating to our operations in Poland of approximately $2.0 million. We have recorded a deferred tax asset on the balance sheet of $0.3 million reflecting the benefit of $1.6 million in loss carry forwards.